Exhibit 10.6

AMENDMENT NO. 2 TO THE ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO THE ASSET PURCHASE AGREEMENT (this “Second Amendment”) is made and entered into as of May 16, 2022 by and among HTO Nevada Inc., HTO Holdings Inc., Kirkman Group, Inc., Kirkman Laboratories, Inc., Kirkman Group International, Inc., each of the Persons listed as an Owner on Schedule A to the Asset Purchase Agreement and David K. Humphrey as Sellers’ and Owners’ Agent (collectively as the “Parties” or individually as a “Party”). Capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement, as amended hereby.

WITNESSETH

WHEREAS, the Parties entered into that certain Asset Purchase Agreement dated as of June 28, 2019 (the “Original Asset Purchase Agreement”), and that certain Amendment No. 1 to the Asset Purchase Agreement dated November 30, 2021 (the “First Amendment”)(the Original Asset Purchase Agreement and the First Amendment, collectively, the “Asset Purchase Agreement”), and various associated agreements (the “Collateral Agreements”), in which, among other things, Seller sold to Purchaser various assets, including certain Intangible Assets including Intellectual Property;

WHEREAS, under the Original Asset Purchase Agreement, Purchaser and HTO Holdings Inc. (“HTO Holdings”) were to make certain payments toward the Purchase Price;

WHEREAS, under the First Amendment, the Parties agreed to an amended payment schedule; and

WHEREAS, the Collateral Agreements included assignments of and security interests in and to the Intellectual Property; and

WHEREAS the Parties understand and acknowledge the schedules and exhibits to the Asset Purchase Agreement and the Collateral Agreements listing and relating to the Intellectual Property were incomplete and inaccurate, and the Parties desire to amend the Asset Purchase Agreement and Collateral Agreements and provide corrected schedules and exhibits listing and relating to the Intellectual Property.

NOW THEREFORE, in consideration of the covenants and obligations recited in the Asset Purchase Agreement and this Second Amendment, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties amend hereby the Asset Purchase Agreement, as follows.

ARTICLE 1 – AMENDMENTS TO THE ASSET PURCHASE AGREEMENT

1.1 Security Agreements. Section 2.10(a) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced as follows:

(a) Subject to the terms and conditions of the Second Amended and Restated Intellectual Property Security Agreement as attached hereto as Exhibit 3, Purchaser grants to Kirkman Group a security interest in and a lien on all of the Intellectual Properties purchased by the Purchaser under this Agreement as collateral security for the payment and performance when due of the Deferred Consideration as set forth in Section 2.04(b) (the “IP Collateral”). For avoidance of doubt, Kirkman Group shall not have a security interest to any intellectual property (i) owned by the Purchaser prior to the Closing Date of the Original Asset Purchase Agreement or (ii) acquired, purchased or developed by the Purchaser after the Closing Date of the Original Asset Purchase Agreement independent of the IP Collateral.

1.2 Intangible Assets. Section 3.19(a) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced as follows:

Section 3.19 Intangible Assets.

(a) Subject to qualifications in the applicable schedules, exhibits, and annexes, The Companies hold all copyrights, trademarks, trade names, and patents and applications therefor and other Intangible Assets owned by the Companies and all licenses or agreements under which any Company has granted or received the right to use any of the foregoing, which are listed in Schedule 3.19(a) as amended herein and attached hereto as Exhibit 1. Notwithstanding the foregoing, Sellers represent, and Buyer agrees, that the registration and/or status of certain marks are uncertain, and certain listed Intangible Assets may be abandoned. The non-abandoned Intangible Assets set forth on Schedule 3.19(a) as amended herein and attached hereto as Exhibit 1 constitutes all the Intangible Assets rights used in and/or necessary to the conduct of the Business as it is currently conducted, and as it is currently planned or contemplated to be conducted by Sellers prior to the Closing and, to the Knowledge of Seller, by Purchaser following the Closing. Sellers, whether as licensees or owners, have rights to all Intangible Assets required for use in connection with the Business.

1.3 Amendment to Schedule 3.19(a). Schedule 3.19(a) as attached to the Original Asset Purchase Agreement, as amended and restated in the Amended and Restated Schedule 3.19(a) of the First Amendment, is hereby deleted in its entirety and replaced with Second Amended and Restated Schedule 3.19(a) the as set forth in Exhibit 1 attached hereto.

1.4 Trademark Assignment Agreement. The Trademark Assignment Agreement attached to the Original Asset Purchase Agreement as part of Exhibit F and as amended in Exhibit 5 of the First Amendment is hereby superseded and replaced in its entirety in the Second Amended and Restated Trademark Assignment Agreement attached as Exhibit 2 hereto.

1.5 Intellectual Property Security Agreement. The Intellectual Property Security Agreement attached to the Original Asset Purchase Agreement as Exhibit G and as amended in Exhibit 6 of the First Amendment is hereby superseded and replaced in its entirety in the Second Amended and Restated Intellectual Property Security Agreement attached as Exhibit 3 hereto.

[Amendment No. 2 to Asset Purchase Agreement]

2

ARTICLE 2 – MISCELLANEOUS PROVISIONS

2.1 Continuing Effectiveness of the Asset Purchase Agreement. Except to the extent set forth herein, all of the terms and provisions of the Asset Purchase Agreement shall remain in full force and effect. The Asset Purchase Agreement, the Collateral Agreements and the Security Agreements, all as amended by this Second Amendment, contain the entire agreement of the parties with respect to the subject matter hereof.

2.2 Effectiveness of Amendment. This Second Amendment has been (i) approved and adopted by the unanimous vote or consent of the Sellers and each has authorized Sellers’ and Owners’ Agent to execute this Amendment and (ii) approved and adopted by the unanimous vote or consent of the Purchaser and HTO Holdings.

2.3 Application of Delaware Law. This Amendment and its interpretation shall be governed exclusively by its terms and by the laws of the State of Delaware.

2.4 Headings. The headings in this Amendment are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision hereof.

2.5 Severability. If any provision of this Amendment or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Amendment and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

[Signatures Appear on Following Pages]

[Amendment No. 2 to Asset Purchase Agreement]

3

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed as of the day and year first written above.

SELLERS

KIRKMAN GROUP, INC.

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN LABORATORIES, INC.

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN GROUP INTERNATIONAL, INC.

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

OWNERS

DAVID K. HUMPHREY
/s/ David K. Humphrey

SELLERS’ AGENT

DAVID K. HUMPHREY
/s/ David K. Humphrey

[Amendment No. 2 to Asset Purchase Agreement]

4

PURCHASER

HTO NEVADA INC.

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	Chief Executive Officer

HTO HOLDINGS

HTO HOLDINGS INC.

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	Chief Executive Officer

[Amendment No. 2 to Asset Purchase Agreement]

5

EXHIBIT 1

Second Amended and Restated Schedule 3.19(a)

Patents: None

Copyrights: None

Licenses: None

Registered Trademarks:

Mark	Reg. or App. No. (Country)	Reg. or App. Date

ULTRA TESTED (& Design)	4176584 (US)	July 17, 2012

ULTRA TESTED	4176583 (US)	July 17, 2012

K KIRKMAN (& Design)	3348625 (US)	December 4, 2007

ISOGEST	3169915 (US)	November 7, 2006

(K design)	3968386(US)	May 31, 2011

BIOFILM DEFENSE	3839486 (US)	August 24, 2010

KIRKMAN KLEEN	3544412 (US)	December 9, 2008

KIRKMAN	2739592 (US)	July 22, 2003

NU-THERA	1000478 (US)	December 31, 1974

FLURA-DROPS	1322947 (US)	March 5, 1985

K KIRKMAN (& Design)	06017647 (Malaysia)

K KIRKMAN (& Design)	193965 (Israel)

[Exhibit 1 to Amendment No. 2 to Asset Purchase Agreement]

1

Mark	Reg. or App. No. (Country)	Reg. or App. Date

K KIRKMAN (& Design)	T0622431B (Singapore – Designation of International Registration)

K KIRKMAN (& Design)	1141663 (Australia – Designation of International Registration)

K KIRKMAN (& Design)	897517 (International Registration)

K KIRKMAN (& Design)	TMA730603 (Canada)	12/10/2008

KIRKMAN KLEEN	TMA761356 (Canada)	3/11/2010

K KIRKMAN (& Design)	IDM000170977 (Indonesia)

K KIRKMAN (& Design)	788184 (Switzerland Designation of International Registration)

K KIRKMAN (& Design)	300729333 (Hong Kong)

K KIRKMAN (& Design)	799587 (New Zealand)

KIRKMAN	237278 (Ireland)

KIRKMAN	404152 (Sweden)

KIRKMAN	UK00002465150 (United Kingdom)

[Exhibit 1 to Amendment No. 2 to Asset Purchase Agreement]

2

Unregistered Marks:

EverydayTM Multivitamin

Spectrum CompleteTM Multivitamin

PerryTM Prenatal

Lactobacillus DuoTM

Super Nu-Thera®

Pro-Bio DefenseTM

Super Pro-BioTM

Colostrum GoldTM

Enzyme Complete/DPP-IVTM

Phenol AssistTM

Yeast AidTM

Immuno-AidTM

Purity TestedTM

DDP-IV ForteTM

Spectrum CompleteTM

[Exhibit 1 to Amendment No. 2 to Asset Purchase Agreement]

3

Domain Names:

Domain Name	Exp Date
KIRKMAN.CO	7/25/2022
KIRKMANGROUP.COM	4/7/2026
KIRKMANGROUP.NET	4/7/2022
KIRKMANIMAGING.COM	4/7/2022
KIRKMANLABS.COM	4/7/2022
ROSELABORATORIES.COM	1/3/2024
KIRKMANDOCS.COM	1/14/2023
KIRKMANFLUORIDE.COM	1/14/2023
KIRKMANGROUP.ASIA	4/7/2023
KIRKMANGROUP.BIZ	5/9/2022
KIRKMANGROUP.IN	4/7/2022
KIRKMANGROUP.ORG	5/10/2022
KIRKMANGROUP.US	5/9/2027
KIRKMANHR.COM	1/14/2023
KIRKMANLABS.ASIA	4/7/2023
KIRKMANLABS.IN	4/7/2022
KIRKMANLABS.INFO	4/8/2023
PURITYSUPPLEMENTS.COM	9/16/2022
ROSELABS.NET	1/5/2023
ULTRATESTED.COM	1/14/2023
ULTRATESTED.NET	1/14/2023

[Exhibit 1 to Amendment No. 2 to Asset Purchase Agreement]

4

EXHIBIT 2

SECOND AMENDED AND RESTATED

TRADEMARK ASSIGNMENT AGREEMENT

This SECOND AMENDED AND RESTATED TRADEMARK ASSIGNMENT AGREEMENT (this “Agreement”) is entered into as of May 16, 2022 (“Effective Date”), by and between HTO Nevada Inc., a Delaware corporation, or its designated assignee (“Assignee”), and Kirkman Group, Inc., a Nevada corporation (converted from an Oregon corporation on September 1, 2015) (“Assignor”)(Assignor and Assignee, collectively, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

WITNESSETH

WHEREAS, the Parties, together with other affiliated entities, entered into that certain Asset Purchase Agreement dated as of June 28, 2019 (the “Original Asset Purchase Agreement”), and that certain Amendment No. 1 to the Asset Purchase Agreement dated November 30, 2021 (the “First Amendment”), and that certain Amendment No. 2 to Asset Purchase Agreement dated May 16, 2022 (the “Second Amendment”) (the Original Asset Purchase Agreement, the First Amendment and the Second Amendment, collectively, the “Asset Purchase Agreement”), and various associated agreements (the “Collateral Agreements”), pursuant to which Assignee has purchased from Assignors the Assets, including certain Intangible Assets including Intellectual Property;

WHEREAS, under the Original Asset Purchase Agreement, Assignee and HTO Holdings Inc. (“HTO Holdings”) were to make certain payments toward the Purchase Price;

WHEREAS, under the First Amendment, the Parties agreed to an amended payment schedule; and

WHEREAS, the Collateral Agreements included that certain Trademark Assignment Agreement dated as of July 11, 2019 (“Original Assignment Agreement”) and that certain Amended and Restated Trademark Assignment Agreement dated as of November 30, 2021 (“First Amended and Restated Trademark Assignment Agreement”); and

WHEREAS the Parties understand and acknowledge the schedules and exhibits to the Asset Purchase Agreement and the Collateral Agreements listing and relating to the Intellectual Property were incomplete and inaccurate, and the Parties desire to amend the Asset Purchase Agreement and Collateral Agreements and provide corrected schedules and exhibits listing and relating to the Intellectual Property.

NOW THEREFORE, in consideration of the covenants and obligations recited in the Asset Purchase Agreement and this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties amend hereby agree and state as follows.

[Second Amended Trademark Assignment Agreement]

1

AGREEMENT

1. Upon execution of this Agreement, Assignor hereby assigns to the Assignee: (i) all of Assignor’s right, title, and interest in and to the trademarks set forth in Schedule A (the “Marks”), together with the goodwill associated therewith; (ii) any and all legal actions and rights and remedies at law or in equity for past, present and future infringements, misappropriations, or other violations of the Marks, including the right to prosecute, maintain and sue for, collect, and retain all damages (including attorneys’ fees and expenses), profits, proceeds, and all other remedies associated therewith; and (iii) any and all income, royalties, and payments accruing on or after the date of this Agreement with respect to the Marks, for the Assignee’s own use and enjoyment and for the use and enjoyment of the Assignee’s successors, assigns, or other legal representatives.

2. Subject to Section 4 below, Assignor shall cease any use (and to terminate and discontinue all use of) the terms contained in the Marks and any terms similar thereto in any domain name, domain name registration, trademark, service mark, trade name, company name, legal name, fictitious business name, logo, and any other indicator of origin, with regard to itself and any business or entity at any time owned or controlled by Assignor.

3. Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any other official throughout the world whose duty is to register and record ownership in trademark registrations and applications for registration of trademarks, to record the Assignee as the assignee and owner of any and all of such Assignor’s rights in the Marks.

4. In the event the Purchasers fail to make payment in full satisfaction of the Deferred Consideration as set forth in the Asset Purchase Agreement, as amended, Assignor shall have the right to terminate this Agreement and begin immediate use of the Marks, and Assignee agrees to take all steps necessary to transfer immediately all rights in all of the Marks to Assignor.

5. This Agreement supersedes and replaces the Original Assignment Agreement and the First Amended and Restated Trademark Assignment Agreement.

6. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns. The terms of the Asset Purchase Agreement, including but not limited to Assignor’s representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) relating to the Assets, including the Marks, are incorporated herein by this reference. Each Assignor acknowledges and agrees that the representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) contained in the Asset Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Asset Purchase Agreement and the terms hereof, the terms of the Asset Purchase Agreement shall govern.

7. Assignor covenants and agrees to execute and deliver, at the request of the Assignee, such further instruments of transfer and assignment and to take such other action as Assignee may reasonably request to more effectively consummate the assignments contemplated by this Agreement. If Assignee is unable for any reason to secure Assignor’s signature to any document required to file, prosecute, register, or memorialize the assignment of any rights under any Marks as provided under this Agreement, Assignor hereby irrevocably designates and appoints Assignee and Assignee’s duly authorized officers and agents as Assignor’s agents and attorneys-in-fact to act for and on Assignor’s behalf and instead of Assignor to take all lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of rights under such Marks, all with the same legal force and effect as if executed by Assignor. The foregoing is deemed a power coupled with an interest and is irrevocable.

[Second Amended Trademark Assignment Agreement]

2

8. This Agreement and the legal relations between the Parties pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

9. Assignee and Assignor each acknowledge that it has had the benefit of advice of competent legal counsel or the opportunity to retain such counsel with respect to its decision to enter into this Agreement. Assignor and Assignee shall be deemed to have cooperated in the drafting and preparation of this Agreement. Hence, any construction to be made of this Agreement shall not be construed against any Party.

10. This Agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in any number of counterparts with the same effect as if all signatories had signed the same document. Facsimile and other electronic copies of manually-signed originals shall have the same effect as manually-signed originals and shall be binding on Assignee and Assignor. All counterparts must be construed together to constitute one and the same instrument.

11. The Agreement shall not be further altered, amended or modified by oral representation made before or after the execution of this Agreement, except in writing, executed by both Assignee and Assignor.

[Signatures Appear on Following Pages]

[Second Amended Trademark Assignment Agreement]

3

IN WITNESS WHEREOF, this Amended and Restated Trademark Assignment Agreement has been duly executed to be effective as of the date first above written.

ASSIGNOR:

KIRKMAN GROUP, INC.	State of Oregon
County of Clackamas

By:	/s/ David K. Humphrey	This instrument was acknowledged before
Name:	David K. Humphrey	me on May 16th, 2022 by David K. Humphrey.
Title:	President

/s/ Steven Barbas
Signature of notary public

ASSIGNEE:

HTO NEVADA INC.	State of Oregon
County of Washington

By:	/s/ Eric Gripentrog	This instrument was acknowledged before
Name:	Eric Gripentrog	me on May 16th, 2022 by Eric Gripentrog.
Title:	Chief Executive Officer

/s/ Khailer William Schneibel
Signature of notary public

[Second Amended Trademark Assignment Agreement]

4

Schedule A

To Second Amended Trademark Assignment Agreement

Registered Trademarks:

Mark	Reg. or App. No. (Country)	Reg. or App. Date

ULTRA TESTED (& Design)	4176584 (US)	July 17, 2012

ULTRA TESTED	4176583 (US)	July 17, 2012

K KIRKMAN (& Design)	3348625 (US)	December 4, 2007

ISOGEST	3169915 (US)	November 7, 2006

(K design)	3968386(US)	May 31, 2011

BIOFILM DEFENSE	3839486 (US)	August 24, 2010

KIRKMAN KLEEN	3544412 (US)	December 9, 2008

KIRKMAN	2739592 (US)	July 22, 2003

NU-THERA	1000478 (US)	December 31, 1974

FLURA-DROPS	1322947 (US)	March 5, 1985

K KIRKMAN (& Design)	06017647 (Malaysia)

K KIRKMAN (& Design)	193965 (Israel)

K KIRKMAN (& Design)	T0622431B (Singapore – Designation of International Registration)

[Second Amended Trademark Assignment Agreement]

5

Mark	Reg. or App. No. (Country)	Reg. or App. Date

K KIRKMAN (& Design)	1141663 (Australia – Designation of International Registration)

K KIRKMAN (& Design)	897517 (International Registration)

K KIRKMAN (& Design)	TMA730603 (Canada)	12/10/2008

KIRKMAN KLEEN	TMA761356 (Canada)	3/11/2010

K KIRKMAN (& Design)	IDM000170977 (Indonesia)

K KIRKMAN (& Design)	788184 (Switzerland Designation of International Registration)

K KIRKMAN (& Design)	300729333 (Hong Kong)

K KIRKMAN (& Design)	799587 (New Zealand)

KIRKMAN	237278 (Ireland)

KIRKMAN	404152 (Sweden)

KIRKMAN	UK00002465150 (United Kingdom)

[Second Amended Trademark Assignment Agreement]

6

Unregistered Marks:

EverydayTM Multivitamin

Spectrum CompleteTM Multivitamin

PerryTM Prenatal

Lactobacillus DuoTM

Super Nu-Thera®

Pro-Bio DefenseTM

Super Pro-BioTM

Colostrum GoldTM

Enzyme Complete/DPP-IVTM

Phenol AssistTM

Yeast AidTM

Immuno-AidTM

Purity TestedTM

DDP-IV ForteTM

Spectrum CompleteTM

[Second Amended Trademark Assignment Agreement]

7

EXHIBIT 3

SECOND AMENDED AND RESTATED

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This SECOND AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Agreement”) is entered into as of May 16, 2022 (the “Effective Date”), by and between HTO Nevada Inc., a Delaware corporation (herein referred to as “Grantor”) and Kirkman Group, Inc., a Nevada corporation (“Secured Party”). Grantor and Secured Party may be referred to collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Parties, together with affiliated entities, entered into that certain Asset Purchase Agreement dated as of June 28, 2019 (the “Original Asset Purchase Agreement”), and that certain Amendment No. 1 to the Asset Purchase Agreement dated November 30, 2021 (the “First Amendment”), and that certain Amendment No. 2 to Asset Purchase Agreement dated May 16, 2022 (the “Second Amendment”) (the Original Asset Purchase Agreement, the First Amendment and the Second Amendment, collectively, the “Asset Purchase Agreement”), and various associated agreements (the “Collateral Agreements”), pursuant to which Assignee has purchased from Assignors the Assets, including certain Intangible Assets including Intellectual Property;

WHEREAS, under the Original Asset Purchase Agreement, Purchaser and HTO Holdings Inc. (“HTO Holdings”) were to make certain payments toward the Purchase Price;

WHEREAS, under the First Amendment, the Parties agreed to an amended payment schedule; and

WHEREAS, the Collateral Agreements included that certain Intellectual Property Security Agreement dated as of July 11, 2019 (the “Original IP Security Agreement”) and that certain Amendment No. 1 to Intellectual Property Security Agreement dated as of November 30, 2021 (the “Frist Amended IP Security Agreement”); and

WHEREAS the Parties understand and acknowledge the schedules and exhibits to the Asset Purchase Agreement and the Collateral Agreements listing and relating to the Intellectual Property were incomplete and inaccurate, and the Parties desire to amend the Asset Purchase Agreement and Collateral Agreements and provide corrected schedules and exhibits listing and relating to the Intellectual Property.

NOW THEREFORE, in consideration of the covenants and obligations recited in the Asset Purchase Agreement, the Collateral Agreements, and this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree and state as follows.

[Second Amended Intellectual Property Security Agreement]

AGREEMENT

1. Grant of Security. The Grantor hereby grants to the Secured Party a security interest in and to all of the right, title, and interest of the Grantor throughout the world in and to all of the following, other than the Excluded IP, as defined below, only to the extent that such right, title, and interest were acquired by the Grantor from the Secured Party pursuant to the Purchase Agreement (the “IP Collateral”):

(a) Any and all (i) copyrights, whether registered or unregistered, arising by any applicable Law of any jurisdiction throughout the world or any treaty or other international convention, (ii) registrations and applications for registration of such copyrights, including the registrations and applications set forth in the attached Schedule A; and (iii) issuances, extensions, and renewals of such registrations and applications (collectively, “Acquired Copyrights”);

(b) Any and all patents and patent applications, in whole or in part, including the patents and patent applications listed in the attached Schedule B, all patents that are issued from such patent applications, and all continuations, continuations-in-part, divisionals, extensions, substitutions, reissues, reexaminations and renewals, of any of the foregoing, (collectively “Acquired Patents”);

(c) Any and all trade secrets (collectively, “Acquired Trade Secrets”);

(d) Any and all databases or data compilations that comprise of or are comprised by the Intellectual Property, including all sui generis rights in such databases or data compilations in addition to any Acquired Copyrights or Acquired Trade Secrets relating thereto;

(e) Any and all trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin (“Trademarks”), including those listed on Schedule C, together with the goodwill associated with and symbolized by the Trademarks and all registrations, applications to register (other than “intent to use” applications until a verified statement of use is filed with respect to such applications) and renewals thereof (collectively, “Acquired Marks”);

(f) Any and all domain names and social media accounts, including those listed on Schedule D;

(g) Any and all licenses and similar contractual rights or permissions, whether exclusive or nonexclusive, related to any of the Intellectual Property, including those licenses listed on Schedule E (“Acquired Licenses”);

(h) Any and all royalties, fees, income, payments, and other proceeds now or hereafter due or payable to the Grantor with respect to any of the foregoing;

(i) Any and all claims and causes of action with respect to any of the foregoing, whether accruing before, on, or after the Effective Date, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, breach, or default;

[Second Amended Intellectual Property Security Agreement]

(j) Any and all other rights, assets, privileges, and protections of any kind whatsoever accruing under any of the foregoing provided by any Law (including any treaty or other international convention) throughout the world; and

(k) all goodwill associated with any of the foregoing.

For the purposes of this Agreement, “Excluded IP” means (i) the intellectual property owned, licenses or held by the Purchaser prior to the Effective Date, (ii) the intellectual property acquired, purchased or developed by the Purchaser after the Effective Date that does not incorporate the IP Collateral, and (iii) all royalties, fees, income, payments, and other proceeds now or hereafter due or payable with respect to any of the foregoing.

2. Recordation. The Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks, the Register of Copyrights, and any other government official in the United States or any other country or jurisdiction to record and/or register this IP Security Agreement.

3. Rights of Secured Party. The rights and remedies of the Secured Party with respect to the IP Collateral are and shall be those of a secured party under the Uniform Commercial Code in effect in the State of Delaware, as in effect from time to time, and may be exercised by the Secured Party upon the Grantor’s default in making any monetary payment required by the Purchase Agreement, as and when so required, and the Grantor’s failure to remedy such default within 10 calendar days after receiving written notice of such default from the Secured Party.

4. Purchase Agreement. This IP Security Agreement has been entered into pursuant to and in conjunction with the Asset Purchase Agreement, which is incorporated by reference. The provisions of the Asset Purchase Agreement shall supersede and control over any conflicting or inconsistent provision of this Agreement. The rights and remedies of Agent with respect to the IP Collateral are as provided by the Asset Purchase Agreement, and nothing in this Agreement shall be deemed to limit such rights and remedies.

5. Controlling Security Interest. This Agreement supersedes and replaces the Original IP Security Agreement and the Frist Amended IP Security Agreement.

6. Advice of Counsel. Each of the Parties to this Amendment acknowledges that it has had the benefit of advice of competent legal counsel or the opportunity to retain such counsel with respect to its decision to enter into this Amendment. The Parties shall be deemed to have cooperated in the drafting and preparation of this Amendment. Hence, any construction to be made of this Amendment shall not be construed against any Party.

7. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this IP Security Agreement.

[Second Amended Intellectual Property Security Agreement]

8. Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. Governing Law.

(a) This Agreement and the legal relations between the Parties shall be governed by the laws of the state of Delaware as to all matters, including, but not limited to, matters of validity, construction, effect, and performance, without regard to conflicts of law doctrines.

(b) The Parties irrevocably agree that all actions arising directly or indirectly as a result or in consequence of this Agreement, shall be instituted and litigated in the federal courts of the United States of America or the courts of the state of Delaware in each case located in the city of Wilmington and county of New Castle, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Parties hereby waives personal service of any and all process, and consents that all such service of process may be made by certified mail, return receipt requested, directed to the Party at the address set forth in Section 11.05 of the Asset Purchase Agreement in a manner provided by applicable statute, law, rule of court or otherwise.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

[Second Amended Intellectual Property Security Agreement]

IN WITNESS WHEREOF, this Amended and Restated Trademark Assignment Agreement has been duly executed to be effective as of the date first above written.

GRANTOR:
State of Oregon
HTO NEVADA INC.	County of Washington

By:	/s/ Eric Gripentrog	This instrument was acknowledged before me
Name:	Eric Gripentrog	on May 16th, 2022 by Eric Gripentrog
Title:	Chief Executive Officer

/s/ Khailer William Schneibel
Signature of notary public

SECURED PARTY:
State of Oregon
KIRKMAN GROUP, INC.	County of Clackamas

By:	/s/ David K. Humphrey	This instrument was acknowledged before me
Name:	David K. Humphrey	on May 16th, 2022 by David K. Humphrey.
Title:	President

/s/ Steven Barbas
Signature of notary public

[Second Amended Intellectual Property Security Agreement]

Schedules to Second Amended Intellectual Property Security Agreement

Schedule A: Copyright Registrations

None

Schedule B: Patents and Patent Applications

None

Schedule C: Trademarks

Registered Trademarks:

Mark	Reg. or App. No. (Country)	Reg. or App. Date

ULTRA TESTED (& Design)	4176584 (US)	July 17, 2012

ULTRA TESTED	4176583 (US)	July 17, 2012

K KIRKMAN (& Design)	3348625 (US)	December 4, 2007

ISOGEST	3169915 (US)	November 7, 2006

(K design)	3968386(US)	May 31, 2011

BIOFILM DEFENSE	3839486 (US)	August 24, 2010

KIRKMAN KLEEN	3544412 (US)	December 9, 2008

KIRKMAN	2739592 (US)	July 22, 2003

NU-THERA	1000478 (US)	December 31, 1974

FLURA-DROPS	1322947 (US)	March 5, 1985

[Schedules to Second Amended Intellectual Property Security Agreement]

Mark	Reg. or App. No. (Country)	Reg. or App. Date

K KIRKMAN (& Design)	06017647 (Malaysia)

K KIRKMAN (& Design)	193965 (Israel)

K KIRKMAN (& Design)	T0622431B (Singapore – Designation of International Registration)

K KIRKMAN (& Design)	1141663 (Australia – Designation of International Registration)

K KIRKMAN (& Design)	897517 (International Registration)

K KIRKMAN (& Design)	TMA730603 (Canada)	12/10/2008

KIRKMAN KLEEN	TMA761356 (Canada)	3/11/2010

K KIRKMAN (& Design)	IDM000170977 (Indonesia)

K KIRKMAN (& Design)	788184 (Switzerland Designation of International Registration)

K KIRKMAN (& Design)	300729333 (Hong Kong)

K KIRKMAN (& Design)	799587 (New Zealand)

KIRKMAN	237278 (Ireland)

KIRKMAN	404152 (Sweden)

KIRKMAN	UK00002465150 (United Kingdom)

[Schedules to Second Amended Intellectual Property Security Agreement]

Unregistered Marks:

EverydayTM Multivitamin

Spectrum CompleteTM Multivitamin

PerryTM Prenatal

Lactobacillus DuoTM

Super Nu-Thera®

Pro-Bio DefenseTM

Super Pro-BioTM

Colostrum GoldTM

Enzyme Complete/DPP-IVTM

Phenol AssistTM

Yeast AidTM

Immuno-AidTM

Purity TestedTM

DDP-IV ForteTM

Spectrum CompleteTM

[Schedules to Second Amended Intellectual Property Security Agreement]

Schedule D: Domain Names and Social Media Accounts

Domain Name	Exp Date
KIRKMAN.CO	7/25/2022
KIRKMANGROUP.COM	4/7/2026
KIRKMANGROUP.NET	4/7/2022
KIRKMANIMAGING.COM	4/7/2022
KIRKMANLABS.COM	4/7/2022
ROSELABORATORIES.COM	1/3/2024
KIRKMANDOCS.COM	1/14/2023
KIRKMANFLUORIDE.COM	1/14/2023
KIRKMANGROUP.ASIA	4/7/2023
KIRKMANGROUP.BIZ	5/9/2022
KIRKMANGROUP.IN	4/7/2022
KIRKMANGROUP.ORG	5/10/2022
KIRKMANGROUP.US	5/9/2027
KIRKMANHR.COM	1/14/2023
KIRKMANLABS.ASIA	4/7/2023
KIRKMANLABS.IN	4/7/2022
KIRKMANLABS.INFO	4/8/2023
PURITYSUPPLEMENTS.COM	9/16/2022
ROSELABS.NET	1/5/2023
ULTRATESTED.COM	1/14/2023
ULTRATESTED.NET	1/14/2023

Schedule E: Acquired Licenses

None

[Schedules to Second Amended Intellectual Property Security Agreement]

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